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EXHIBIT 99.01-CERTIFICATION


     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING CHIEF FINANCIAL OFFICER

I, Andrew Benson, Chief Executive Officer and Acting Chief Financial Officer of DATAMEG CORP (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

   (1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of

        1934 (15 U.S.C. 78m); and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: May 20, 2003


By: /s/ Andrew Benson
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Andrew Benson
President and Sole Director
(principal executive and chief financial officer)